EXHIBIT 99.2

                             CHIEF FINANCIAL OFFICER
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Viseon, Inc. (the "Company") on Form 10-QSB for the quarter ended December 31, 2002 as filed with the Securities and Exchange Commission (the "Report"), I, John Harris, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  February 14, 2003                By       /s/ John Harris
                                                  Chief Financial Officer